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                                                                 EXHIBIT 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in amendment number 1 to the Registration Statement on Form S-1 (File 333-4427) of our reports dated May 14, 1996 (except for Note 1 for which the date is June 25, 1996), on our audits of the combined financial statements and financial statement schedule of Chadwick's of Boston, Ltd. We also consent to the reference to our firm under the caption "Experts."



                                        /s/ Coopers & Lybrand L.L.P
                                        -----------------------------
                                        Coopers & Lybrand L.L.P



Boston, Massachusetts
June 28, 1996